Exhibit 10.3

INVESTMENT AGREEMENT

BY AND BETWEEN

RARE ELEMENT RESOURCES LTD.

AND

SYNCHRON

DATED AS OF OCTOBER 2, 2017

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

1

Section 1.1

Definitions

1

ARTICLE II AGREEMENT TO SELL AND PURCHASE

7

Section 2.1

Sale and Purchase

7

Section 2.2

Closing

8

Section 2.3

Company Closing Deliverables

8

Section 2.4

Investor Closing Deliverables

8

Section 2.5

Closing Conditions

9

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY

10

Section 3.1

Subsidiaries

10

Section 3.2

Organization and Qualification

10

Section 3.3

Authorization; Enforcement

10

Section 3.4

No Conflicts

11

Section 3.5

Filings, Consents and Approvals

11

Section 3.6

Issuance of the Securities

11

Section 3.7

Capitalization

11

Section 3.8

SEC Reports; Financial Statements

12

Section 3.9

Material Changes; Undisclosed Events, Liabilities or Developments

13

Section 3.10

Litigation

13

Section 3.11

Labor Relations

14

Section 3.12

Compliance

14

Section 3.13

Regulatory Permits

14

Section 3.14

Title to Assets

14

Section 3.15

Intellectual Property

15

Section 3.16

Insurance

15

Section 3.17

Transactions with Affiliates and Employees

15

Section 3.18

Sarbanes-Oxley; Internal Accounting Controls

15

Section 3.19

Certain Fees

16

Section 3.20

Investment Company

16

Section 3.21

Registration Rights

16

Section 3.22

Maintenance Requirements

16

Section 3.23

Tax Status

16

Section 3.24

Foreign Corrupt Practices

17

Section 3.25

Regulation M Compliance

17

Section 3.26

Office of Foreign Assets Control

17

Section 3.27

Money Laundering

17

Section 3.28

Exclusivity of Representations

18

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF INVESTOR

18

Section 4.1

Organization

18

i

Section 4.2

Authorization

18

Section 4.3

No Conflicts

18

Section 4.4

Certain Fees

18

Section 4.5

Unregistered Securities

19

Section 4.6

Report of Trade

21

Section 4.7

Anti-Money Laundering

21

Section 4.8

Certain Transactions and Confidentiality

21

ARTICLE V OTHER AGREEMENTS OF THE PARTIES

22

Section 5.1

Investor Director Designees; Other Director Nominees

22

Section 5.2

Approval of Certain Major Actions

23

Section 5.3

Information Rights

24

Section 5.4

Preemptive Rights

24

Section 5.5

Piggyback Registration Rights

25

Section 5.6

Standstill Agreement

31

Section 5.7

Reservation of Common Shares and Option Shares

32

Section 5.8

Resale Restrictions

32

Section 5.9

Tax Matters

32

Section 5.10

Securities Laws Disclosure; Publicity

33

Section 5.11

Indemnification

33

ARTICLE VI MISCELLANEOUS

35

Section 6.1

Survival, Etc

35

Section 6.2

Fees and Expenses

36

Section 6.3

Entire Agreement

36

Section 6.4

Notices

36

Section 6.5

Amendments; Waivers

37

Section 6.6

Successors and Assigns

37

Section 6.7

No Third-Party Beneficiaries

37

Section 6.8

Governing Law

37

Section 6.9

Execution

38

Section 6.10

Severability

38

Section 6.11

Replacement of Securities

38

Section 6.12

Interpretation

38

Section 6.13

Saturdays, Sundays, Holidays, Etc

39

Section 6.14

Construction

39

Section 6.15

Waiver of Jury Trial

39

SCHEDULES

Schedule 3.1

Subsidiaries

Schedule 3.7

Capitalization

Schedule 3.9

Undisclosed Events

ii

INVESTMENT AGREEMENT

This INVESTMENT AGREEMENT (this “Agreement”), is entered into as of October 2, 2017 (the “Closing Date”) by and between Rare Element Resources Ltd., a company incorporated under the laws of the Province of British Columbia (the “Company”), and Synchron, a California corporation (the “Investor”).  Each of the Company and Investor are referred to herein as a “Party” and together as “Parties.”

RECITALS

WHEREAS, the Company desires to sell to Investor, and Investor desires to purchase from the Company, securities of the Company, subject to the terms and conditions set forth herein;

WHEREAS, the Company and Investor desire to set forth certain agreements herein pursuant to which Investor will be granted certain governance, preemptive, registration and other rights; and

WHEREAS, concurrent with the execution of this Agreement, (i) the Company and Investor will enter into that certain Intellectual Property Rights Agreement pursuant to which Investor will be granted certain rights in and to the Company’s intellectual property relating to rare earth processing and separation (the “IP Rights Agreement”) and (ii) the Company will issue that certain Option (as defined below) pursuant to which Investor will be entitled to purchase common shares of the Company.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1

Definitions

.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquired Shares” means 26,650,000 Common Shares.

“Acquired Shares and Option Price” is defined in Section 2.1.

“Action” is defined in Section 3.10.

“Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” is defined in the preamble to this Agreement.

“Blackout Period” means any period during which the filing of a Registration Statement would be prohibited by the terms of a customary “lock-up” or “market stand-off” provision included in an underwriting agreement relating to an underwritten offering.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Canadian Transfer Restriction” is defined in Section 4.5(f).

“CFC” is defined in Section 5.9(b).

“Closing” means the closing of the purchase and sale of the Acquired Shares and issuance of the Option pursuant to Section 2.1.

“Closing Date” is defined in the preamble to this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Shares, including any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

“Common Shares” means the common shares of the Company, no par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company” is defined in the preamble to this Agreement.

“Confidentiality Agreement” means the confidentiality agreement, dated as of May 7, 2017, between the Company and Investor.

“control” is defined in the definition of the term “Affiliate.”

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” means the earlier of (a) two (2) years after the initial effective date of such registration statement and (b) the time at which there are no longer any Registrable Securities outstanding.

“Equity Securities” is defined in Section 5.4(a).

“Evaluation Date” is defined in Section 3.18.

“Excepted Offering” means the issuance of (a) Equity Securities to employees, officers, consultants or directors of the Company pursuant to any equity incentive plan; (b) Equity Securities in connection with a stock split or similar transaction; (c) Equity Securities issuable upon the conversion, exercise or exchange of Equity Securities outstanding on the date of this Agreement; and (d) the Option.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Expiration Date” is defined in Section 5.1(e).

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Form S-4” means a registration statement on Form S-4 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.

“Form S-8” means a registration statement on Form S-8 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.

“Fully Diluted Pro Rata Ownership Percentage” means, (a) with respect to an Offering, the same pro rata fully diluted equity ownership percentage in the Company that Investor had immediately prior to the consummation of such Offering, (b) with respect to the determination of the Expiration Date under Section 5.1, the pro rata fully diluted equity ownership percentage in the Company that Investor had on the date of such determination, and (c) with respect to the determination of the Preemptive Rights Expiration Date under Section 5.4(c), the pro rata fully diluted equity ownership percentage in the Company that Investor had on the date of such determination.  In calculating Investor’s fully diluted equity ownership percentage in the Company pursuant to this Agreement, the Company shall make reasonable, good faith estimates of the shares issuable upon exercise, vesting or similar events relating to compensatory awards, which estimates shall be submitted to the Board of Directors for review and approval, where the number of Equity Securities issuable upon such exercise, vesting or similar event cannot yet be determined at the date of such calculation, including by assuming vesting of such awards at target levels of performance and the continued employment of employees holding awards subject to time vesting, provided that the Option Shares shall not be included in the calculation of Investor’s fully diluted equity ownership percentage unless and until the Option is exercised in full.

“GAAP” is defined in Section 3.8.

“Holder” means (a) Investor unless and until Investor ceases to hold any of the Acquired Shares, any Option Shares or any Registrable Securities and (b) any Affiliate of Investor holding Registrable Securities and to which rights and obligations under this Agreement have been assigned in compliance with Section 6.6.

“Intellectual Property Rights” is defined in Section 3.15.

“Investor” is defined in the preamble to this Agreement.

“Investor Director Designee” is defined in Section 5.1(a).

“Investor Indemnified Party” is defined in Section 5.11.

“IP Rights Agreement” is defined in the recitals to this Agreement.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal or first offer, preemptive right, prior assignment, hypothec, mortgage, encroachment, option, occupancy right, covenant, encumbrance or other restriction of any kind.

“Losses” is defined in Section 5.11(a).

“Material Adverse Effect” means a fact or state of facts, circumstance, change, effect, occurrence or event that, individually or in the aggregate, is or is reasonably likely to be material and adverse to (1) the legality, validity, or enforceability of the Transaction Documents, (2) operations, assets, business, condition (financial or otherwise), results of operations or liabilities of the Company and the Subsidiaries, taken as a whole, or (3) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Material Permits” is defined in Section 3.13.

“Money Laundering Laws” is defined in Section 3.27.

“Non-Public Information” is defined in Section 5.5(f)(.

“OFAC” is defined in Section 3.26.

“Offering” is defined in Section 5.4(b).

“Offering Notice” is defined in Section 5.4(b).

“Option” means the option to purchase Common Shares delivered to Investor in accordance with Section 2.3, which option, unless exercised or sooner terminated in accordance with the terms of the option, shall be exercisable on or after the Closing Date until and including the day that is four (4) years after the Closing Date (the “Option Period”).

“Option Period” is defined in the definition of the term “Option.”

“Option Shares” means the Common Shares issuable upon exercise of the Option.

“Party” or “Parties” is defined in the preamble to this Agreement.

“PCMLTFA” is defined in Section 4.7.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PFIC” is defined in Section 5.9(b).

“Piggyback Notice” is defined in Section 5.5(a).

“Piggyback Registration” is defined in Section 5.5(a).

“Piggyback Request” is defined in Section 5.5(a).

“Preemptive Rights Expiration Date” is defined in Section 5.4(c).

“Preliminary Payment” means the $500,000 paid by Investor on August 22, 2017 in cash by wire transfer of immediately available funds to an account designated in writing by the Company in accordance with the Term Sheet.

“Proceeding” means an action, claim, suit, investigation or proceeding (including an informal investigation or partial proceeding, such as a deposition), lawsuit, arbitration, litigation, citation, summons, subpoena, whether at law or in equity, whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (a) the Acquired Shares, (b) the Option Shares, and (c) any Common Shares issued or issuable with respect to any shares described in subsections (a) and (b) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Shares (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected); provided, however, that Registrable Securities shall not include (i) any Acquired Shares or Option Shares that have been registered under the Securities Act and disposed of pursuant to an effective registration statement; (ii) any Acquired Shares or Option

Shares that have been sold pursuant to Rule 144 other than to a transferee or purchaser in accordance with Section 6.6; (iii) any Acquired Shares or Option Shares that have become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), as set forth in a written opinion letter to such effect, addressed, delivered and reasonably acceptable to the Transfer Agent and the holder of such securities; (iv) any Acquired Shares or Option Shares that have been otherwise transferred to a Person other than a wholly owned subsidiary of Investor; and (v) any Acquired Shares or Option Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration Expenses” is defined in Section 5.5(g).

“Registration Statement” means a registration statement in a form that permits the resale of the Registrable Securities under the Securities Act, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Representatives” means, as to any Person, such Person’s Affiliates, and its and their respective directors, officers, employees, managing members, general partners, agents, and consultants (including attorneys, financial advisors, and accountants).

“Required Approvals” is defined in Section 3.5.

“Restraints” is defined in Section 2.5(a)ÞÞÞ.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” is defined in Section 3.8.

“Securities” means the Acquired Shares, the Option and the Option Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

“Shares” means the Common Shares issued or issuable to Investor pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Suspension Period” is defined in Section 5.5(i).

“Term Sheet” means that certain Term Sheet for Purchase of Common Shares, Options and Intellectual Property Rights by and between the Company and Investor, dated as of August 18, 2017.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question: OTCQB, OTCQX, OTCPink, NYSE MKT, Toronto Stock Exchange, TSX Venture Exchange, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market and New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means collectively, this Agreement, the Option, the IP Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare Trust Company of Canada, the current transfer agent of the Company, with a mailing address of 510 Burrard Street, 3rd Floor, Vancouver, British Columbia, V6C 3B9, Canada and a facsimile number of (604) 689-8144, and any successor transfer agent of the Company.

ARTICLE II
AGREEMENT TO SELL AND PURCHASE

Section 2.1

Sale and Purchase

.  Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue to Investor at the Closing the Acquired Shares and the Option.  The amount Investor shall pay to the Company as consideration for the Acquired Shares and the Option shall be $4,752,000 (the “Acquired Shares and Option Price”), of which (a) Five Hundred Thousand U.S. Dollars ($500,000) has been paid prior to the date hereof in the form of the Preliminary Payment and (b) Four Million Two Hundred and Fifty Two Thousand U.S. Dollars ($4,252,000) shall be paid in accordance with Section 2.4(b).

Section 2.2

Closing

.  Pursuant to the terms of this Agreement, the consummation of the issuance of the Acquired Shares and the Option hereunder shall occur simultaneously with the execution of this Agreement.  Unless otherwise directed by Investor, settlement of the Acquired Shares shall occur via physical delivery of a certificate representing the Acquired Shares.  The Parties agree that the Closing may occur via delivery of electronic copies of the Transaction Documents and the closing deliverables contemplated hereby and thereby.  Unless otherwise provided herein, all proceedings to be taken and all documents to be executed and delivered by the Parties at the Closing will be deemed to have been taken and executed simultaneously, and no proceedings will be deemed to have been taken nor documents executed or delivered until all have been taken.

Section 2.3

Company Closing Deliverables

.  Upon the terms and subject to the conditions of this Agreement, at or prior to the Closing, the Company shall deliver or cause to be delivered to Investor each of the following:

(a)

this Agreement duly executed by the Company;

(b)

(i) evidence satisfactory to Investor of the issuance of the Acquired Shares in book-entry form, registered in the name of Investor or (ii) a certificate representing the Acquired Shares, registered in the name of Investor;

(c)

the Option duly executed by the Company;

(d)

a cross receipt in respect of the Company’s receipt of the Acquired Shares and Option Price, the Investor’s receipt of a certificate representing the Acquired Shares, registered in the name of Investor, and the Investor’s receipt of the Option, duly executed by the Company (the “Cross Receipt”);

(e)

the IP Rights Agreement duly executed by the Company; and

(f)

indemnification agreements, in a form reasonably acceptable to Investor, for each of Investor’s Representatives designated to the Board of Directors, each of which agreement shall have been duly executed by the Company.

Section 2.4

Investor Closing Deliverables

.  Upon the terms and subject to the conditions of this Agreement, at or prior to the Closing, Investor shall deliver or cause to be delivered to the Company each of the following

(a)

this Agreement duly executed by Investor;

(b)

an amount equal to Four Million Two Hundred and Fifty Two Thousand U.S. Dollars ($4,252,000) in cash by wire transfer of immediately available funds to an account designated in writing by the Company at least two days prior to the Closing Date;

(c)

the Cross Receipt, duly executed by Investor;

(d)

the IP Rights Agreement duly executed by Investor; and

(e)

a duly completed and executed IRS Form W-9.

Section 2.5

Closing Conditions

.

(a)

The obligations of each Party hereunder in connection with the Closing are subject to the following condition being met:

(i)

No applicable law, order, decree, injunction (whether preliminary or permanent), judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Person (collectively, “Restraints”) shall be in effect enjoining, restraining, preventing or prohibiting consummation of the transactions contemplated hereby or making the consummation of the transactions contemplated hereby illegal; and

(ii)

All approvals and consents required to be obtained from third parties and any regulatory or governmental authorities by the Company or the Investor prior to the Closing in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Company or the Investor shall have obtained, in each case on terms and conditions satisfactory to the Parties acting reasonably.

(b)

The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)

The representations and warranties of Investor contained in ARTICLE IV that are qualified by materiality or Material Adverse Effect shall be true and correct as of the Closing Date, and all other representations and warranties shall be true and correct in all material respects as of such Closing Date, in each case as though made at and as of such Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only);

(ii)

All obligations, covenants and agreements of Investor required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

(iii)

The delivery by Investor of the items set forth in Section 2.4.

(c)

The obligations of Investor hereunder in connection with the Closing are subject to the following conditions being met:

(i)

The representations and warranties of the Company contained in ARTICLE III that are qualified by materiality or Material Adverse Effect shall be true and correct as of the Closing Date, and all other representations and warranties shall be true and correct in all material respects as of such Closing Date, in each case as though made at and as of such Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only);

(ii)

All obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii)

Investor shall have received evidence of the approval by the Board of this Agreement and the transactions contemplated hereby, in form and substance satisfactory to Investor (acting reasonably); and

(iv)

The delivery by the Company of the items set forth in Section 2.3.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to Investor as of the Closing Date (unless as of a specific date therein):

Section 3.1

Subsidiaries

.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1.  Except as set forth on Schedule 3.1, neither the Company nor any Subsidiary owns, beneficially or of record, any equity interest of any kind in any other Person.  The Company is, directly or indirectly, the record and beneficial owner of all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities, except for the preemptive rights provided to Investor pursuant to Section 5.4.

Section 3.2

Organization and Qualification

.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and capacity to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing in each jurisdiction in which the nature of the business conducted or property owned, leased or licensed or otherwise held by it makes such qualification necessary in all material respects and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 3.3

Authorization; Enforcement

.  The Company has the requisite corporate power and capacity to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals.  This Agreement and each other Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company by Investor in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

Section 3.4

No Conflicts

.  The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (a) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (c) subject to the Required Approvals and assuming the accuracy of Investor’s representations set forth in Section 4.5, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including U.S. federal securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (c), such as could not be reasonably expected to result in a Material Adverse Effect.

Section 3.5

Filings, Consents and Approvals

.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Canadian or U.S. federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing required pursuant to Section 5.10 and (b) the filings under applicable securities laws in Canada (collectively, the “Required Approvals”).

Section 3.6

Issuance of the Securities

.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and, in the case of the Acquired Shares, nonassessable, free and clear of all Liens imposed by the Company.  The Option Shares, when issued in accordance with the terms of the Option, will be validly issued, fully paid and nonassessable.

Section 3.7

Capitalization

.  The authorized share capital of the Company consists of an unlimited number of Common Shares. The capitalization of the Company is as set forth on

Schedule 3.7, including the number and type of Common Share Equivalents outstanding, the exercise price or issuance price, as applicable and vested percentage, as applicable, of such Common Share Equivalents.  The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of Common Shares to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Share Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.  Except for the preemptive rights provided to Investor pursuant to Section 5.4 and as disclosed in Schedule 3.7, no Person has any right of first refusal, preemptive right, right of participation, redemption right, repurchase right, or any other right of any kind that obligates the Company or any Subsidiary to issue or sell any shares of capital stock or other securities of the Company or any Subsidiary.  Except as set forth on Schedule 3.7 and as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Shares, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Common Shares or Common Share Equivalents.  The issuance and sale of the Securities will not obligate the Company to issue Common Shares or other securities to any Person (other than Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.  Except as set forth on Schedule 3.7, the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.  All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all Canadian and U.S. federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Securities.  Except for this Agreement, there are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

Section 3.8

SEC Reports; Financial Statements

.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one (1) year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the

Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

Section 3.9

Material Changes; Undisclosed Events, Liabilities or Developments

.  To the knowledge of the Company, there are no liabilities or obligations of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations disclosed in any financial statements of the Company filed with the Commission, (b) liabilities or obligations incurred in the ordinary course of business consistent with past practice, (c) liabilities or obligations incurred in connection with the transactions contemplated hereby, and (d) liabilities or obligations that would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (b) the Company has not altered its method of accounting, (c) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (d) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.9, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

Section 3.10

Litigation

.  There is no claim, action, suit, inquiry, notice of violation, arbitration, mediation, assessment or reassessment, proceeding or investigation, whether civil, criminal, administrative or investigative, pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (U.S. federal, state, county, local or foreign) (collectively, an “Action”).  Neither the Company nor any Subsidiary, nor any director or officer thereof, is the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  To the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  Neither the Company nor any Subsidiary nor any of their respective assets or properties is subject to any material outstanding judgment, order, writ, injunction or decree.

Section 3.11

Labor Relations

.  No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  To the knowledge of the Company, no executive officer of the Company or any Subsidiary is, or is now reasonably expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance in all material respects with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours.

Section 3.12

Compliance

.  Neither the Company nor any Subsidiary (a) is in default under or in violation of, in any material respect, (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a material default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority rendered against and binding on the Company or any Subsidiary in any material respect or (c) is or has been in violation in any material respect of any statute, rule, ordinance or regulation of any governmental authority, including all foreign, U.S. federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters.

Section 3.13

Regulatory Permits

.  The Company and the Subsidiaries possess, and are in compliance in all material respects with, all material certificates, authorizations, licenses, consents, classifications, registrations and permits issued by the appropriate U.S. federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

Section 3.14

Title to Assets

.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (a) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (b) Liens for the payment of U.S. federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

Section 3.15

Intellectual Property

.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports (collectively, the “Intellectual Property Rights”), other than such Intellectual Property Rights that are not material to the respective businesses of the Company or any of its Subsidiaries.  Except for communications with patent and trademark offices regarding the Company’s prosecution of its applications, neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable by the Company and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

Section 3.16

Insurance

.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage.  The third party insurance policies of the Company and the Subsidiaries are in full force and effect in accordance with their terms and the Company and the Subsidiaries are not in material default under the terms of any such policy.  As of the date hereof, the Company has no knowledge of threatened termination of any of such policies.

Section 3.17

Transactions with Affiliates and Employees

.  Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary, is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of $120,000 other than for (a) payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) other employee benefits, including stock option agreements under any stock option plan of the Company.

Section 3.18

Sarbanes-Oxley; Internal Accounting Controls

.  The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

Section 3.19

Certain Fees

.  No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

Section 3.20

Investment Company

.  The Company is not and immediately after receipt of payment for the Acquired Shares will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 3.21

Registration Rights

.  Except for the registration rights provided to Investor pursuant to Section 5.5, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

Section 3.22

Maintenance Requirements

.  The Common Shares are registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

Section 3.23

Tax Status

.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (a) has made or filed all U.S. federal, state and local income, all Canadian federal, provincial, and local income, and other taxes and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (c) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods that have occurred subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.  At no time in the sixty (60) months immediately preceding the Closing Date has more than fifty percent (50%) of the value of the Common Shares been derived directly or indirectly from one or any combination of real or immovable property situated in Canada, Canadian resource properties, timber resource properties or options in respect of, or interests in, or for civil law rights in, such property whether or not the property exists.

Section 3.24

Foreign Corrupt Practices

.  Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (d) violated in any material respect any provision of the FCPA.

Section 3.25

Regulation M Compliance

.  The Company has not, and to its knowledge no one acting on its behalf has, (a) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (b) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (c) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

Section 3.26

Office of Foreign Assets Control

.  Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

Section 3.27

Money Laundering

.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

Section 3.28

Exclusivity of Representations

.  The representations and warranties made by the Company herein are the exclusive representations and warranties made by the Company.  The Company hereby disclaims any other express or implied representations or warranties.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor hereby makes the following representations and warranties to the Company as of the Closing Date (unless as of a specific date therein):

Section 4.1

Organization

.  Investor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California with full right, corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

Section 4.2

Authorization

.  The execution and delivery of this Agreement and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Investor.  Each Transaction Document to which it is a party has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

Section 4.3

No Conflicts

.  The execution, delivery and performance by Investor of this Agreement and the other Transaction Documents to which it is a party, the purchase of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (a) conflict with or violate any provision of Investor’s certificate or articles of incorporation, bylaws or other organizational documents, or (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Investor, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing an Investor debt or otherwise) or other understanding to which the Investor is a party or by which any property or asset of the Investor is bound or affected, or (c) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Investor is subject (including U.S. federal securities laws and regulations), or by which any property or asset of Investor is bound or affected; except in the case of each of clauses (b) and (c), such as could not have or reasonably be expected to result in a Material Adverse Effect.

Section 4.4

Certain Fees

.  No brokerage or finder’s fees or commissions are or will be payable by Investor to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the

Transaction Documents.  The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

Section 4.5

Unregistered Securities

.

(a)

Accredited Investor Status; Sophisticated Investor.  Investor is an “accredited investor” as that term is defined in Rule 501 of the Securities Act and is able to bear the risk of its investment in the Securities and at the present time would be able to afford a complete loss of such investments.  Investor has such knowledge, sophistication and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Securities.

(b)

Cooperation.  Investor shall cooperate reasonably with the Company to provide any information required to be included in the Company’s securities filings.

(c)

Access to Information.  Investor has been afforded the opportunity to ask questions of the Company and received answers thereto, as Investor deemed necessary in connection with the decision to purchase the Securities.  Neither such inquiries nor any other due diligence investigations conducted at any time by Investor shall modify, amend or affect Investor’s right to rely on the Company’s representations and warranties contained in ARTICLE III.  Investor understands and acknowledges that its purchase of the Securities involves a high degree of risk and uncertainty.  Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Securities, and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Securities.

(d)

Investor Representation.  Investor is purchasing the Securities as principal for its own account, solely for the purpose of investment and not with a view to distribution in violation of any securities laws.  Investor has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of the Securities.  Investor understands and acknowledges that the Securities it is purchasing are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering.  Investor has been advised and understands and acknowledges that the Securities have not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act (or if eligible, pursuant to the provisions of Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act).

(e)

General Solicitation.  Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)

Canadian Private Placement.  Investor acknowledges that the Securities have not been registered or qualified for distribution in any Canadian province, and are not eligible for resale in Canada for a period ending four (4) months plus one day from the Closing Date (the “Canadian Transfer Restriction”).  Investor is acquiring the Securities as principal for its own account and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling the Securities in any Province or Territory of Canada.  Investor is (i) an “accredited investor” as defined in National Instrument 45-106 Prospectus Exemptions of the Canadian Securities Administrators and was not created or used solely to purchase or hold Securities as an “accredited investor” and (ii) is able to bear the economic risk of holding the Securities for an indefinite period.

(g)

U.S. Legend.  Investor understands and acknowledges that, until such time as the Securities have been registered pursuant to the provisions of the Securities Act, or the Securities are sold pursuant to Rule 144 promulgated under the Securities Act or another available exemption under the Securities Act, the Securities will bear the following restrictive legend:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  THE HOLDER OF THIS SECURITY, BY PURCHASING THE SECURITY, AGREES FOR THE BENEFIT OF RARE ELEMENT RESOURCES LTD. (THE “COMPANY”) THAT THE SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT.”

(h)

Canadian Legend.  Investor acknowledges that the Securities are not being qualified pursuant to a prospectus for distribution to the public in Canada under applicable

Canadian securities laws and are not freely tradeable in Canada.  Any certificate representing the Acquired Shares, the Option and the Option Shares will bear, or if the Acquired Shares, the Option and/or the Option Shares are entered into a direct registration or other electronic book-entry system, then Investor acknowledges notice of such Securities being subject to, the legend set forth below:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [Insert four months plus one (1) day from the Closing Date].”

(i)

Reliance upon Investor’s Representations and Warranties.  Investor understands and acknowledges that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of U.S. federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in (i) concluding that the issuance and sale of the Securities is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (ii) determining the applicability of such exemptions with respect to Investor’s purchase of the Securities.

Section 4.8

Report of Trade

.  Investor acknowledges that the Company may be required to file a report with the Canadian securities commissions or other securities regulatory authorities containing personal information about Investor.  This report will include the full name, address and telephone number of Investor, the number and type of securities purchased, the total purchase price paid for the securities, the date of the Closing and the exemption relied upon under applicable securities laws to complete such purchase.

Section 4.7

Anti-Money Laundering

.  None of the funds being used to purchase the Securities are to Investor’s knowledge proceeds obtained or derived directly or indirectly as a result of illegal activities.  The funds being used to purchase the Securities which will be advanced by Investor to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and Investor acknowledges that the Company may in the future be required by law to disclose Investor’s name and other information relating to this Agreement and Investor’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the best knowledge of Investor, (a) none of the funds to be provided by or on behalf of Investor are being rendered on behalf of a person or entity who has not been identified to Investor; and (b) Investor shall promptly notify the Company if Investor discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith.

Section 4.8

Certain Transactions and Confidentiality

.  Other than consummating the transactions contemplated hereunder, Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with Investor, directly or indirectly, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the date of the Term Sheet and ending immediately prior to the later of (a) the date of execution of this Agreement or (b) the Closing Date.  Investor has maintained the confidentiality of all disclosures made to it in connection with the transactions contemplated hereunder (including the existence and terms of the transactions contemplated hereunder).

ARTICLE V
OTHER AGREEMENTS OF THE PARTIES

Section 5.1

Investor Director Designees; Other Director Nominees

.

(a)

Investor Director Designees.  Subject to applicable law and Trading Market rules and regulations, Investor shall have the right to designate two directors for appointment or election to the Board of Directors (any Investor appointee, an “Investor Director Designee”), where the Board of Directors is comprised of six or seven directors following such appointment (or 33.5% of appointees to the Board of Directors where the Board of Directors is comprised of more than seven directors).  If the Option is exercised in full and the Investor continues to own the Acquired Shares, then Investor shall have the right to designate one additional director for appointment or election to the Board of Directors, resulting in three total Investor Director Designees of a seven-member Board of Directors (or 42.8%, of appointees to the Board of Directors where the Board of Directors is comprised of more than seven directors), subject to applicable law and Trading Market rules and regulations.  For greater certainty, (i) each Investor Director Designee must satisfy all applicable legal and regulatory requirements to be qualified to act as a director of the Company, including requirements of the Trading Market and applicable corporate and securities laws, and (ii) Investor shall use its commercially reasonable efforts to cause each Investor Director Designee to provide his or her consent to act as a director of the Board of Directors effective at the time of his or her appointment or election, as the case may be, to the Board of Directors.

(b)

Appointment of Investor Director Designees.  Promptly following the Closing, the Company shall take such action as is necessary to appoint Investor’s designees to fill any vacancies on the Board of Directors with the applicable number of Investor Director Designees and to nominate and support for election in the same manner as all other nominees proposed by the Company (including causing such designees’ names to be included in the slate of nominees proposed by the Company to its shareholders for election as directors and soliciting proxies in favor of the election of such designees in the event that the Company intends to solicit any such proxies in connection with an annual or special meeting of shareholders where directors are elected), and the Company shall recommend a “for” vote to its shareholders in respect of such Investor Director Designees at each annual and special meeting of shareholders where directors are elected.

(c)

Replacement. Upon the resignation, death or disability of an Investor Director Designee serving as a director of the Board of Directors, Investor shall have the right to designate a replacement Investor Director Designee and either the remaining directors on the Board of Directors shall promptly (and in any event within ten (10) Business Days) appoint such replacement Investor Director Designee to fill the vacancy on the Board of Directors or, if the remaining directors fail to appoint such replacement Investor Director Designee to fill such vacancy, then the Company shall duly nominate such replacement Investor Director Designee for election to the Board of Directors pursuant to Section 5.1(b), and, if requested by Investor, promptly call (or cause to be called) and hold a special meeting of shareholders of the Company for the purpose of voting on such replacement Investor Director Designee.

(d)

Other Director Nominees.  Notwithstanding the Expiration Date set forth in Section 5.1(e), Investor shall vote its Common Shares and any other voting securities of the Company (whether now owned or hereafter acquired) over which Investor has voting control and shall take all other necessary actions within its control as a shareholder (including attendance at meetings in person or by proxy for purposes of obtaining a quorum) to support the director nominees of the Company and vote “for” the Company’s director nominees in connection with the 2017 and 2018 annual meeting of shareholders of the Company.

(e)

Expiration Date.  Notwithstanding anything to the contrary in this Agreement, Investor’s rights and the Company’s obligations under Section 5.1(a), Section 5.1(b) and Section 5.1(c) shall terminate on such date that Investor’s Fully Diluted Pro Rata Ownership Percentage in the Company is less than 33.0% (the “Expiration Date”).

(f)

Committees.

 Investor will have the right to designate its Investor Board Designee(s) as an observer of any committee of the Board of Directors that currently exists or that may be formed after the Closing. If Investor requests that any Investor Board Designee serve as member of any committee of the Board of Directors that currently exists or that may be formed after Closing, such request shall be considered by the Board of Directors in good faith, provided such Investor Board Designee possesses the necessary qualifications to serve as member of such committee.

Section 5.2

Approval of Certain Major Actions

.

(a)

Certain Major Actions.  Absent a waiver approved by the Board of Directors with the concurrence of a majority of the Investor Director Designees, the Company and Investor agree that the Company shall not take the following actions without the approval of the holders of a majority of the Common Shares then outstanding:

(i)

except for the issuance of (A) Equity Securities to employees, officers, consultants or directors of the Company pursuant to any equity incentive plan in existence as of the date hereof and (B) Equity Securities issuable upon the conversion, exercise or exchange of Equity Securities (to the extent such Equity Securities are outstanding on the date of this Agreement), authorize the issuance of additional shares of capital stock of the Company; provided, however, if Investor does not exercise the Option in full within the Option Period, the concurrence of a majority of the Investor Director Designees shall not be required for the issuance of additional shares of capital stock of the Company so long as such issuance is approved by a majority vote of the Board of Directors;

(ii)

incur any indebtedness for borrowed money or making any loan, in each case in excess of $1,000,000 individually or in the aggregate with all such other indebtedness or loans, as the case may be, then outstanding;

(iii)

enter into any transaction involving the acquisition of any assets and/or equity interests of any third party or the sale, lease, license or other disposition of any portion of the Company’s assets to a third party, in each case involving consideration, either in a single transaction or series of related transactions in any fiscal year, in excess of $1,000,000; and

(iv)

authorize any dividend or distribution (except for any dividend or distribution of Equity Securities).

For greater certainty and notwithstanding the foregoing, if there are no Investor Director Designees on the Board of Directors, the foregoing actions may be taken by the Company upon the authorization of the Board of Directors without such shareholder approval.

(b)

Expiration Date.  Notwithstanding anything to the contrary in this Agreement, Investor’s rights and the Company’s obligations under this Section 5.2 shall terminate on the Expiration Date.

Section 5.3

Information Rights

.  Following the Closing, the Investor Director Designees shall be entitled to receive all financial reports, government agency notices, operational updates, and other information that the other directors receive in connection with their service on the Board of Directors or any committee thereof subject to the same fiduciary duties and confidentiality obligations that apply to all directors of the Company.  Notwithstanding anything to the contrary in this Agreement, Investor’s rights and the Company’s obligations under this Section 5.3 shall terminate on the Expiration Date; provided, that the foregoing shall not affect the provision of information to any Investor Director Designee in their capacity as member of the Board of Directors following the Expiration Date.

Section 5.4

Preemptive Rights

.

(a)

Grant of Preemptive Rights.  The Company shall provide Investor with ten (10) calendar days’ advance written notice of any proposed offering of Company equity securities (including any securities or rights convertible into Company equity securities, collectively “Equity Securities”), other than an Excepted Offering (it being understood that any offering with respect to which Investor was already offered the opportunity to exercise its pre-emptive rights contemplated hereunder shall not constitute an offering of Equity Securities to which this Agreement applies).

(b)

Offering Notice and Election to Purchase.  Prior to or in connection with the consummation of any offering of Equity Securities, other than an Excepted Offering (any such offering of Equity Securities, an “Offering”), the Company shall promptly notify Investor in writing of the terms of such Offering (the “Offering Notice”), and Investor shall have a right to purchase Equity Securities of the kind offered in such Offering on the following terms:

(i)

Investor shall be entitled to purchase in connection with such Offering such Equity Securities up to such aggregate amount as would permit Investor to maintain (but not increase) its Fully Diluted Pro Rata Ownership Percentage.

(ii)

In the event an Offering is conducted as a registered public offering, Investor shall be entitled to purchase such Equity Securities at the public offering price for such Offering.  In the event the Offering is conducted as an underwritten registered offering in which there is a separate closing for the issuance of Equity Securities pursuant to the underwriters’ over-allotment or similar option, the Company shall provide a separate Offering Notice to Investor with respect to such issuance.  In the event the Offering is conducted as an offering other than a public offering (e.g., a private placement), Investor shall be entitled to purchase such Equity Securities at the same price that was paid by the purchasers of Equity Securities in such Offering.

(iii)

Investor shall have ten (10) calendar days from the date of its receipt of the Offering Notice, or four (4) calendar days if the Offering Notice specifies that the Offering is a “bought deal” underwritten offering under Canadian securities laws, to elect to purchase, and to fully fund the purchase, of any such Equity Securities.  If Investor does not elect to purchase any Equity Securities and/or does not provide immediately available funds for the purchase of such Equity Securities to the Company within such ten (10) calendar day period or four (4) calendar day period, as applicable, Investor’s rights to purchase such Equity Securities shall terminate.

(c)

Preemptive Rights Expiration Date.  Notwithstanding anything to the contrary in this Agreement, Investor’s rights and the Company’s obligations under this Section 5.4 shall terminate on such date that Investor’s Fully Diluted Pro Rata Ownership Percentage in the Company is less than 20.0% (the “Preemptive Rights Expiration Date”).

Section 5.5

Piggyback Registration Rights

.

(a)

Piggyback Notice; Piggyback Registration; Piggyback Request.  Except as set forth in Section 5.5(c), if the Company shall at any time propose to register the offer and sale of any Common Shares under the Securities Act whether for its own account or for the account of one or more shareholders of the Company (excluding an offering relating solely to an employee benefit plan or an offering relating to a transaction on Form S-4 or Form S-8), the Company shall promptly notify Investor, on behalf of all Holders, of such proposal reasonably in advance of (and in any event at least ten (10) Business Days before) the filing of the relevant registration statement, as applicable (the “Piggyback Notice”).  The Piggyback Notice shall offer the Holders the opportunity to include in such Registration Statement the number of Registrable Securities as they may request (a “Piggyback Registration”).  Subject to Section 5.5(c), the Company shall include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests within five (5) Business Days after sending the Piggyback Notice (“Piggyback Request”) for inclusion therein.

(b)

Underwritten Offering.  If the Company initiates an underwritten offering of Common Shares for the Company’s own account and the managing underwriter advises the Company and Investor in writing that in its reasonable and good faith opinion the number of Common Shares proposed to be included in such registration, including all Registrable Securities and all other Common Shares proposed to be included in such underwritten offering, exceeds the number of Common Shares which can be sold in such offering and/or that the number of Common Shares proposed to be included in any such registration or takedown would adversely affect the price per Common Share to be sold in such offering, the Company shall include in such registration or takedown (i) first, the Common Shares that the Company proposes to sell for its own account; (ii) second, the Common Shares requested to be included therein by Holders, allocated among such Holders on a pro rata basis in accordance with the number of Registrable Securities owned by such Holder or in such manner as they shall otherwise agree; and (iii) third, the Common Shares requested to be included therein by holders of Common Shares other than holders of Registrable Securities, allocated among such holders on a pro rata basis; provided that in any event the Holders of Registrable Securities shall be entitled to register the offer of, and sell or distribute, a percentage of the securities to be included in any such registration or takedown equal to the lesser of (x) 20% or (y) the pro rata fully diluted equity ownership percentage in the Company that Investor has immediately prior to such registration or takedown.  If an underwritten offering of Common Shares is initiated on behalf of a holder of Common Stock other than the Registrable Securities, and the managing underwriter advises the Company in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such registration or takedown (i) first, the shares of Common Stock requested to be included therein by the holder(s) requesting such registration or takedown and by the Holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of shares of Common Stock other than the Registrable Securities (on a fully diluted, as converted basis) and the number of Registrable Securities, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (ii) second, the shares of Common Stock requested to be included therein by other holders of Common Stock, allocated among such holders in such manner as they may agree.

(c)

Termination or Withdrawal.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 5.5 at any time after the time periods set forth in Section 5.5(f)(ii) below in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Piggyback Registration.  The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5.5(g).

(d)

Duration.  All registration rights granted under this Section 5.5 shall continue to be applicable with respect to any Holder until the date upon which such securities no longer qualify as Registrable Securities.

(e)

Lock-up Agreement.  Each Holder agrees that in connection with any registered offering of Common Shares or other Equity Securities, and upon the request of the managing underwriter in such offering, such Holder shall not, without the prior written consent of such managing underwriter, during the ten (10) days prior to the effective date of such registration and ending on the date specified by such managing underwriter (such period not to exceed 90 days), (i) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any Common Shares or any securities convertible into, exercisable for or exchangeable for Common Shares (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.  The foregoing provisions of this Section 5.5(e) shall not apply to sales of Registrable Securities to be included in such offering pursuant to Section 5.5(a), and shall be applicable to the Holders only if all officers and directors of the Company and all shareholders owning more than 5.0% of the Company’s outstanding Common Shares are subject to the same restrictions.  Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  Notwithstanding anything to the contrary contained in this Section 5.5(e), each Holder shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 5.5(e) in the event and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer, director or holder of greater than 5.0% of the outstanding Common Shares.  The underwriters in connection with such registration are intended third-party beneficiaries of this Section 5.5(e) and shall have the right and power to enforce the provisions hereof as though they were a party hereto. The Company shall not effect any sale registered under the Securities Act or distribution of its equity securities, or any securities convertible into, exercisable for or exchangeable for shares of such securities, during the ten (10) days prior to and during the ninety (90) day period beginning on the effective date of any underwritten Demand Registration or any underwritten registered offering of Common Shares (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), unless the managing underwriter of any such underwritten registration otherwise agrees.

(f)

Registration Procedures.  The procedures to be followed by the Company and each Holder electing to include Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows (it being understood and agreed that, notwithstanding any other provision hereof, the Company shall not be required to provide any Non-Public Information to any Person hereunder unless such Person agrees to maintain the confidentiality of such information):

(i)

In connection with a Piggyback Registration, the Company shall at least five (5) days prior to the anticipated filing of the initial Registration Statement that identifies the Holders and any related Prospectus or any amendment or supplement thereto (except for any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (A) furnish to the Holders copies of all Registration Statements that identify the Holders and any related Prospectus or any amendment or supplement thereto (except for any filing made under the Exchange Act that is incorporated by reference into the Registration Statement) prior to filing and (B) use commercially reasonable efforts to address in each document when so filed with the

Commission such comments as the Holders reasonably shall propose prior to the filing thereof.

(ii)

The Company shall use reasonable best efforts to as promptly as reasonably practicable (A) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period; (B) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (C) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as selling Holders.

(iii)

The Company shall comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(iv)

The Company shall notify the Holders as promptly as reasonably practicable (A)(1) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which a Holder is included has been filed; (2) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to the Holders that pertain to the Holders as selling Holders); and (3) with respect to each such Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (B) of any request by the Commission or any other U.S. federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (E) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (E) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading), it being understood and agreed that the Company shall notify all Holders of an event contemplated by this clause (E).

(v)

The Company shall use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (A) any order suspending the effectiveness of a Registration Statement, or (B) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(vi)

During the Effectiveness Period, the Company shall furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided that the Company shall not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(vii)

The Company shall promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period.  Subject to the terms of this Agreement, including Section 5.5(i), the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto in the manner described therein.

(viii)

The Company shall cooperate with such Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered for resale under the Securities Act, and to enable such Registrable Securities to be issued in such denominations and registered in such names as any such Holder may request in writing.  In connection therewith, if required by the Transfer Agent, the Company shall promptly after the Effective Date of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with the Transfer Agent, together with any other authorizations, certificates and directions required by the Transfer Agent which authorize and direct the Transfer Agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Registration Statement.

(ix)

Upon the occurrence of any event contemplated by Section 5.5(f)ÞÞÞDDDD (E), subject to Section 5.5(i) and this Section 5.5(f)ÞÞÞDDDD , as promptly as reasonably practicable, the Company shall prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus relating thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(x)

The Company may require a Holder to furnish to the Company any other information regarding the Holder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement.

(xi)

Investor agrees to refrain from the purchase and sale of the Company’s securities, including the Common Shares, while Investor is in possession of any material non-public information regarding the Company or its Affiliates (“Non-Public Information”) obtained by Investor in connection with the transactions contemplated by this Agreement and Investor agrees to maintain the confidentiality of any such information.

(xii)

The Company shall use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any selling Holder requests; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 5.5(f)(xii).

(g)

Registration Expenses.  All Registration Expenses incident to the Parties’ performance of or compliance with their obligations under this Agreement or otherwise in connection with any Piggyback Registration (excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement.  For the purposes of this Agreement, the term “Registration Expenses” means (i) all registration and filing fees (including fees and expenses with respect to filings required to be made with the Trading Market), (ii) printing expenses (including expenses of printing certificates for Common Shares and of printing prospectuses if the printing of prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses incurred by the Company, (iv) fees and disbursements of counsel, auditors, and accountants for the Company and (v) Securities Act liability insurance, if the Company so desires such insurance.

(h)

Facilitation of Sales Pursuant to Rule 144.  To the extent it shall be required to do so under the Exchange Act, the Company shall use its commercially reasonable efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including reports under Sections 13 and 15(d) of the Exchange Act), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144; provided that, notwithstanding the foregoing, the Company’s deregistration of securities registered under the Securities Act and termination of reporting under the Exchange Act or the Securities Act, in each case after the Closing, shall be subject to the approval of the Investor Board Designee(s) (for so long as there is any Investor Board Designee on the Board of Directors).  Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

(i)

Discontinued Disposition.  Each Holder agrees that the Company may impose a Suspension Period due to, and each Holder agrees that, upon receipt of a notice from the Company of the occurrence of, any event of the kind described in clauses (B) through (E) of Section 5.5(f)ÞÞÞD, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 5.5(f)ïïHHH or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”).  The Company may provide appropriate stop orders to enforce the provisions of this Section 5.5(i).  The Company shall use reasonable best efforts to terminate any Suspension Period as promptly as practicable.

Section 5.6

Standstill Agreement

.  Unless approved in advance in writing by the Board of Directors, neither Investor nor any of its Affiliates shall, for the period ending on the earlier of (i) the Closing and (ii) August 18, 2018, directly or indirectly, alone or in concert with any other Person:

(a)

make any statement or proposal to the Board of Directors, any of the Company’s Representatives or any of the Company’s shareholders regarding, or make any public announcement, proposal, or offer (including any “solicitation” of “proxies” as such terms are defined or used in Regulation 14A of the Exchange Act) with respect to, or otherwise solicit, seek, or offer to effect (including, for the avoidance of doubt, indirectly by means of communication with the press or media) (i) any business combination, merger, tender offer, exchange offer, or similar transaction involving the Company or any of its Subsidiaries, (ii) any restructuring, recapitalization, liquidation, or similar transaction involving the Company or any of its Subsidiaries, (iii) any acquisition of any of the Company’s debt securities, Equity Securities or assets, or rights or options to acquire interests in any of the Company’s loans, debt securities, Equity Securities, or assets (other than pursuant to the Option) or (iv) any proposal to seek representation on the Board of Directors or otherwise seek to control or influence the management, Board of Directors, or policies of the Company (other than as provided in this Agreement);

(b)

instigate, encourage, or assist any third party (including forming a “group” with any such third party) to do, or enter into any discussions or agreements with any third party with respect to, any of the actions set forth in Section 5.6(a);

(c)

take any action that would reasonably be expected to require the Company or any of its Affiliates to make a public announcement regarding any of the actions set forth in Section 5.6(a); or

(d)

acquire (or propose or agree to acquire), of record or beneficially, by purchase or otherwise, any debt securities, Equity Securities, or assets of the Company or any of its Subsidiaries, or rights or options to acquire interests in any of the Company’s debt securities, Equity Securities, or assets (other than pursuant to the Option).

Section 5.7

Reservation of Common Shares and Option Shares

.  As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times a sufficient number of Common Shares for the purpose of enabling the Company to issue the Acquired Shares pursuant to this Agreement and the Option Shares pursuant to any exercise of the Option.

Section 5.8

Resale Restrictions

.

(a)

United States.  Investor covenants and agrees that it will not, during the period ending on the date that is six (6) months after the date of issuance of the Securities pursuant to the terms of this Agreement, sell or otherwise effect a trade of any of the Acquired Shares or any Option Shares issued to Investor upon exercise of the Option to any person resident in United States or any person acquiring the Acquired Shares or Option Shares for the benefit of another person resident in the United States, other than in a transaction made in compliance with the prospectus and registration requirements of applicable U.S. securities laws or which otherwise is made in reliance on any available exemptions therefrom.

(b)

Canada.  Investor covenants and agrees that it will not, during the period ending on the date that is four (4) months plus one (1) day after the date of issuance of the Securities pursuant to the terms of this Agreement, sell or otherwise effect a trade of any of the Acquired Shares or any Option Shares issued to Investor upon exercise of the Option to any person resident in Canada or any person acquiring the Acquired Shares or Option Shares for the benefit of another person resident in Canada, other than in a transaction made in compliance with the prospectus and registration requirements of applicable Canadian securities laws or which otherwise is made in reliance on any available exemptions therefrom.

(c)

Notwithstanding anything herein to the contrary, a sale of the Acquired Shares or Option Shares through the facilities of any Trading Market shall be deemed to be in compliance with this Section 5.8.

Section 5.9

Tax Matters

.

(a)

The Company and Investor agree to consult with each other in selecting (i) on or prior to the Closing Date, an appropriate allocation of the Acquired Shares and Option

Price among the Acquired Shares, the Option and the IP Rights Agreement and (ii) an appropriate allocation of any other payment as required by applicable law.

(b)

The Company shall use commercially reasonable best efforts to advise Investor whether or not the Company or any of its Subsidiaries is a “controlled foreign corporation” (a “CFC”) within the meaning of Section 957 of the Code, or a “passive foreign investment company” within the meaning of Section 1297 of the Code (a “PFIC”), in each case for the most recently ended taxable year of the Company, (a) on or prior to the Closing Date, (b) promptly upon request by Investor, and (c) within 90 days following the end of each such taxable year.  In addition, the Company shall provide Investor in a timely fashion with any information (including access to the Company’s personnel and advisors) reasonably requested by Investor in order to make required reports, determinations and filings with applicable taxing authorities related to its investment in the Company, including (i) U.S. Internal Revenue Service filings relating to the Company’s status as a CFC or PFIC, (ii) determinations as to the Company’s status as a CFC or PFIC, and (iii) determinations of Investor’s pro rata portion of the Company’s Subpart F Income (for purposes of the Code) or Investor’s pro rata share of the Company’s earnings and profits pursuant to Section 1293 of the Code.  At the request of Investor, the Company shall take any required or appropriate action to enable Investor to make a timely and valid qualified electing fund (QEF) election, pursuant to Section 1295 of the Code, with respect to the Company if the Company is (or is later determined to be) a PFIC.

Section 5.10

Securities Laws Disclosure; Publicity

.  The Company shall file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act.  The Company and Investor shall consult with each other in issuing any press release with respect to the transactions contemplated hereby, and neither the Company nor Investor shall issue any such press release nor otherwise make any such public statement without the prior written consent of the Company, with respect to any press release of Investor, or without the prior written consent of Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

Section 5.11

Indemnification

.

(a)

Subject to the provisions of this Section 5.11, the Company shall indemnify and hold harmless Investor and each of its officers and directors and any Person who controls Investor (within the meaning of the Securities Act) (each, an “Investor Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, liabilities, obligations, claims, contingencies, damages, diminution in value, taxes, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) as incurred, arising out of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Investor Indemnified Party to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor Indemnified Party specifically for use in the preparation thereof.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.  Notwithstanding anything to the contrary herein, this Section 5.11 shall survive any termination or expiration of this Agreement indefinitely.

(b)

Subject to the provisions of this Section 5.11, Investor shall indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any Person who controls the Company (within the meaning of the Securities Act), to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents or (b) in connection with any Registration Statement in which a Holder participates, any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but in each case only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by such Holder for use therein.

(c)

Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 5.11(aÞÞÞD or Section 5.11(bÞÞÞ, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 5.11(aÞÞÞD or Section 5.11(bÞÞÞ, except and only to the extent that the indemnifying party forfeits rights or defenses by reason of such failure.  In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim or such action seeks an injunction or other equitable relief against the indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, provided, that, if in the reasonable judgment of the indemnified party based on the written opinion of its external legal counsel, there are legal defenses available to an indemnified party that are different from or additional to those available to the indemnifying party, the indemnifying party shall be liable for the reasonable fees and expenses of one firm of legal counsel and local counsel in each applicable jurisdiction to the indemnified party.  The indemnified party shall not, without the consent of the indemnifying party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnifying party of a release from all liability in respect to such claim or litigation.  No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation and contains no injunction or similar relief binding upon the indemnified party.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim.  For the avoidance of doubt, notwithstanding any assumption by an indemnifying party of the defense of a claim hereunder, the indemnified party shall have the right to employ separate counsel in any such matter and participate in the defense thereof, but the fees and expenses of such counsel, other than reasonable costs of investigation, shall be at the expense of such indemnified party, unless the Parties agree otherwise or in the reasonable judgment of the indemnified party based on the opinion of its external legal counsel, there are legal defenses available to an indemnified party that are different from or additional to those available to the indemnifying party.

(d)

Other than in the case of fraud, the aggregate amount of all Losses for which an indemnifying party shall be liable pursuant to Section 5.11(aïïï or Section 5.11(b, as the case may be, shall not exceed fifty percent (50%) of the Acquired Shares and Option Price.

(e)

Other than in the case of fraud, in no event shall any indemnifying party be liable for any punitive damages except to the extent such damages are required to be paid to a third party in connection with a third party claim.

ARTICLE VI
MISCELLANEOUS

Section 6.1

Survival, Etc

.  The representations and warranties in this Agreement shall terminate on the earlier to occur of (a) the fourth anniversary of the date hereof or (b) the exercise date of the Option. The covenants and agreements set forth in ARTICLE V and any other agreement in this Agreement that contemplates performance after the Closing shall survive the Closing, and those in this ARTICLE VI shall survive termination of this Agreement.  The

Confidentiality Agreement shall survive termination of this Agreement in accordance with its terms.

Section 6.2

Fees and Expenses

.  Except as expressly set forth in the Transaction Documents to the contrary, each Party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such Party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents.  The Company shall pay all Transfer Agent fees (including any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by Investor), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to Investor.

Section 6.3

Entire Agreement

.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters (including, for greater certainty, the Term Sheet), which the Parties acknowledge have been merged into such documents, exhibits and schedules, except for the Confidentiality Agreement.

Section 6.4

Notices

.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the Party to whom such notice is required to be given.  Such notices, communications and deliveries must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.4):

If to the Company, to:

Randall J. Scott

Rare Element Resources Ltd.

P.O. Box 271049

Littleton, Colorado 80127

Facsimile: (720) 278-2490

with a copy (which shall not constitute notice) to:

Timothy D. Rampe, Esq.

Davis Graham & Stubbs LLP

1550 Seventeenth Street, Suite 500

Denver, Colorado 80202

Facsimile: (303) 893-1379

If to Investor, to:

Kenneth J. Mushinski

Synchron

3550 General Atomics Court

San Diego, California 92121

Facsimile: (858) 455-3213

with a copy (which shall not constitute notice) to:

Donald G. Kilpatrick

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, NY 10036

Facsimile: (917) 464-6441

Section 6.5

Amendments; Waivers

.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Investor or, in the case of a waiver, by the Party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 6.6

Successors and Assigns

.  This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.  Neither Party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Party; provided, however, that Investor may assign to an Affiliate of Investor any or all of Investor’s rights under this Agreement without the prior written consent of the Company as long as Investor gives prior notice of such assignment to the Company and such Affiliate agrees in writing (which shall be in form and substance acceptable to the Company) to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to Investor.

Section 6.7

No Third-Party Beneficiaries

.  This Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person (including any shareholder of the Company), except as otherwise set forth in Section 5.5(e) and Section 5.11.

Section 6.8

Governing Law

.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a Party or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and U.S. federal courts sitting in the City of New York.  Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and U.S. federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Section 6.9

Execution

.  This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to each other Party, it being understood that the Parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 6.10

Severability

.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 6.11

Replacement of Securities

.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

Section 6.12

Interpretation

.  When a reference is made in this Agreement to an Article, Section or Schedule, such reference shall be to an Article of, a Section of, or a Schedule to this

Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  When used in this Agreement, the words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  References to a Person are also to its permitted successors and assigns.  All references to days mean calendar days unless otherwise provided.  The word “or” shall be inclusive and not exclusive.  Any reference in this Agreement to “$” means U.S. dollars.

Section 6.13

Saturdays, Sundays, Holidays, Etc

.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

Section 6.14

Construction

.  The Parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.  In addition, each and every reference to share prices and Common Shares in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Shares that occur after the date of this Agreement.

Section 6.15

Waiver of Jury Trial

.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY EITHER PARTY AGAINST THE OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Investment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

RARE ELEMENT RESOURCES LTD.

By: /s/ Randall J. Scott

Name: Randall J. Scott

Title: President and Chief Executive Officer

SYNCHRON

By: /s/ Kenneth J. Mushinski

Name: Kenneth J. Mushinski

Title: President

[SIGNATURE PAGE TO INVESTMENT AGREEMENT]